UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211

(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: August 31, 2017

Item 1. Schedule of Investments.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2017
	Shares	Fair Value
Common Stock - 92.0%(1)
Crude Oil Pipelines - 35.0%(1)
Canada - 21.2%(1)
Gibson Energy Inc	85,269	$1,192,230
Enbridge Inc.	613,931	24,551,101
Inter Pipeline Ltd.	502,133	9,196,222
Pembina Pipeline Corporation	226,342	7,295,508
United States - 13.8%(1)
Plains GP Holdings, L.P.	913,432	20,533,951
SemGroup Corporation	273,746	7,035,272
		69,804,284
Natural Gas Gathering/Processing - 15.4%(1)
United States - 15.4%(1)
EnLink Midstream, LLC	530,288	9,041,410
Targa Resources Corp.	263,924	11,763,093
The Williams Companies, Inc.	333,567	9,916,947
		30,721,450
Natural Gas/Natural Gas Liquids Pipelines - 25.1%(1)
Canada - 12.0%(1)
Keyera Corp.	58,564	1,699,587
TransCanada Corporation	439,087	22,305,620
United States - 13.1%(1)
ONEOK, Inc.	335,302	18,159,956
Tallgrass Energy GP, LP	297,750	8,003,520
		50,168,683
Oil and Gas Production - 11.5%(1)
United States - 11.5%(1)
Anadarko Petroleum Corporation(2)	9,400	384,742
Antero Resources Corporation(2)(3)	35,700	702,933
Cabot Oil & Gas Corporation(2)	112,800	2,882,040
Carrizo Oil & Gas, Inc.(2)(3)	36,600	491,904
Cimarex Energy Co.(2)	16,100	1,605,009
Concho Resources Inc.(2)(3)	24,400	2,707,668
Continental Resources, Inc.(2)(3)	24,300	824,256
Diamondback Energy, Inc.(2)(3)	9,700	880,663
EOG Resources, Inc.(2)	52,300	4,444,977
EQT Corporation(2)	8,000	498,720
Gulfport Energy Corporation(2)(3)	30,200	378,406
Hess Corporation(2)	7,400	287,860
Laredo Petroleum, Inc.(2)(3)	50,800	630,936
Newfield Exploration Company(2)(3)	27,200	710,736
Noble Energy, Inc.(2)	36,300	862,851
Occidental Petroleum Corporation(2)	7,200	429,840
PDC Energy, Inc.(2)(3)	6,246	245,655
Pioneer Natural Resources Company(2)	21,100	2,735,615
Range Resources Corporation(2)	31,800	552,048
RSP Permian, Inc.(2)(3)	23,100	724,878
		22,981,737
Refined Product Pipelines - 5.0%(1)
United States - 5.0%(1)
VTTI Energy Partners LP	509,553	9,885,328

Total Common Stock (Cost $201,861,611)		183,561,482

Master Limited Partnerships and Related Companies - 37.8%(1)
Crude Oil Pipelines - 8.1%(1)
United States - 8.1%(1)
Andeavor Logistics LP	36,548	1,818,263
Enbridge Energy Management, L.L.C.(4)	777,698	11,206,630
Genesis Energy L.P.	76,499	2,042,523
Plains All American Pipeline, L.P.	6,525	141,332
Shell Midstream Partners, L.P.	34,724	960,813
		16,169,561
Natural Gas/Natural Gas Liquids Pipelines - 10.5%(1)
United States - 10.5%(1)
Energy Transfer Equity, L.P.	43,645	758,114
Energy Transfer Partners, L.P.	655,206	12,455,466
Enterprise Products Partners L.P.	174,456	4,548,068
EQT Midstream Partners, LP	20,323	1,552,068
Tallgrass Energy Partners, LP	35,125	1,660,359
		20,974,075
Natural Gas Gathering/Processing - 10.1%(1)
United States - 10.1%(1)
DCP Midstream, LP	58,115	1,866,073
EnLink Midstream Partners, LP	69,184	1,122,856
MPLX LP	245,647	8,430,605
Noble Midstream Partners LP	24,185	1,164,992
Rice Midstream Partners LP	182,372	3,784,219
Western Gas Partners, LP	50,531	2,581,123
Williams Partners L.P.	29,581	1,165,491
		20,115,359
Refined Product Pipelines - 9.1%(1)
United States - 9.1%(1)
Buckeye Partners, L.P.	71,433	4,085,253
Holly Energy Partners, L.P.	96,994	3,165,884
Magellan Midstream Partners, L.P.	35,211	2,372,869
NuStar Energy L.P.	133,420	5,402,176
Phillips 66 Partners LP	36,049	1,722,421
Valero Energy Partners LP	31,129	1,355,668
		18,104,271

Total Master Limited Partnerships and Related Companies (Cost $78,155,047)		75,363,266

Preferred Stock - 3.4%(1)
Natural Gas Gathering/Processing - 1.2%(1)
United States - 1.2%(1)
Targa Resources Corp., 9.500%(5)(6)	2,108	2,293,725

Oil and Gas Production - 2.2%(1)
United States - 2.2%(1)
Anadarko Petroleum Corporation, 7.500%, 06/07/2018	39,500	1,461,500
Hess Corporation, 8.000%, 02/01/2019	60,000	2,997,000
		4,458,500

Total Preferred Stock (Cost $7,040,512)		6,752,225

Short-Term Investment - 0.0%(1)
United States Investment Company - 0.0%(1)
Government & Agency Portfolio - Institutional Class, 0.93%(7) (Cost $135,898)	135,898	135,898

Total Investments - 133.2%(1) (Cost $287,193,068)		265,812,871
Total Value of Options Written (Premiums received $338,186) - (0.1)%(1)		(238,266)
Other Assets and Liabilities - 1.0%(1)		1,928,760
Credit Facility Borrowings - (9.0)%(1)		(18,000,000)
Senior Notes - (17.1)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (8.0)%(1)		(16,000,000)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$199,503,365

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3) Non-income producing security.
(4)
Security distributions are paid-in-kind.  Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.

(5)	Restricted securities have a total fair value of $2,293,725, which represents 1.2% of net assets.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures.
(7) Rate indicated is the current yield as of August 31, 2017.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF OPTIONS WRITTEN (Unaudited)
August 31, 2017

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	September 2017	$44.50	94	$418,300	$(1,128)
Antero Resources Corporation	September 2017	19.50	357	696,150	(19,863)
Cabot Oil & Gas Corporation	September 2017	26.00	1,128	2,932,800	(39,480)
Carrizo Oil & Gas, Inc.	September 2017	14.25	366	521,550	(12,321)
Cimarex Energy Co.	September 2017	103.00	161	1,658,300	(15,646)
Concho Resources Inc.	September 2017	122.75	244	2,995,100	(1,012)
Continental Resources, Inc.	September 2017	34.00	243	826,200	(23,571)
Diamondback Energy, Inc.	September 2017	90.75	97	880,275	(22,902)
EOG Resources, Inc.	September 2017	94.00	523	4,916,200	(1,569)
EQT Corporation	September 2017	64.00	80	512,000	(6,799)
Gulfport Energy Corporation	September 2017	12.25	302	369,950	(19,504)
Hess Corporation	September 2017	41.60	74	307,840	(1,202)
Laredo Petroleum, Inc.	September 2017	12.55	508	637,540	(17,892)
Newfield Exploration Company	September 2017	26.50	272	720,800	(15,856)
Noble Energy, Inc.	September 2017	26.25	363	952,875	(1,419)
Occidental Petroleum Corporation	September 2017	61.75	72	444,600	(557)
PDC Energy, Inc.	September 2017	38.75	62	240,250	(9,794)
Pioneer Natural Resources Company	September 2017	140.00	211	2,954,000	(7,385)
Range Resources Corporation	September 2017	18.35	318	583,530	(7,889)
RSP Permian, Inc.	September 2017	32.35	231	747,285	(12,477)
Total Value of Call Options Written (Premiums received $338,186)				$24,315,545	$(238,266)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2017.  These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$183,561,482	$-	$-	$183,561,482
Master Limited Partnerships and Related Companies(a)	75,363,266	-	-	75,363,266
Preferred Stock(a)	4,458,500	-	2,293,725	6,752,225
Short-Term Investment(b)	135,898	-	-	135,898
Total Assets	$263,519,146	$-	$2,293,725	$265,812,871
Liabilities
Written Call Options	$73,133	$165,133	$-	$238,266

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  During the period ended August 31, 2017, Rice Midstream Partners LP common units held by the Company, in the amount of $2,844,385 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP.  There were no other transfers between levels for the Company during the period ended August 31, 2017.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company's portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity.  Unobservable inputs shall reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs shall be developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data shall be adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.  Due to the inherent uncertaintly of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2017.

	Preferred Stock	Warrants
Balance – beginning of period	$2,177,797	$1,420,555
Purchases	-	-
Return of capital	-	-
Sales	-	(1,528,735)
Total realized gains	-	1,224,001
Change in unrealized gains	115,928	(61,115,821)
Balance – end of period	$2,293,725	$-

$115,928 of unrealized gains relate to investments that are still held at the end of the reporting period.

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures.  The following table shows the shares, acquisition date, acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2017.

Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Targa Resources Corp., 9.500%	Preferred Stock	2,108	03/16/16	$1,866,506	$2,293,725	1.2%

As of August 31, 2017, the aggregate cost of securities for federal income tax purposes was $285,192,858. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $17,211,345, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $36,829,598 and the net unrealized depreciation was $19,618,253.

Item 2. Controls and Procedures.
(a)
The registrant’s
Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.
Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Pipeline & Energy Fund, Inc.

Date: October 30, 2017	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Pipeline & Energy Fund, Inc.

Date: October 30, 2017	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer, Principal Financial Officer and Treasurer